UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2013

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 240
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MVP REIT, Inc. (the “Company,” or “MVP REIT”) hereby amends the Current Report on Form 8-K filed on August 2, 2013 to provide the required financial information relating to our acquisition of a three story office building located in Las Vegas, Nevada, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits.

The following financial statements are being filed in connection with the acquisition of certain property as described in Item 2.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a)	Financial Statements of Property Acquired
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012
Notes to the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012

(b)	Unaudited Pro Forma Financial Information
Pro Forma Consolidated Balance Sheet (unaudited) as of June 30, 2013
Pro Forma Consolidated Statement of Operations (unaudited) for the Six Months Ended June 30, 2013
Pro Forma Consolidated Statement of Operations (unaudited) for the Period From April 3, 2012 (Inception) through December 31, 2012

(c)	Shell Company Transactions
None

(d)	Exhibits
None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
MVP REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Building C, LLC (“Building C”) for the year ended December 31, 2012. The statement of revenues and certain operating expenses is the responsibility of Building C’s management. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. Building C is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Building C’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by MVP REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of Building C’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Building C for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ De Joya Griffith, LLC
Henderson, Nevada
October 16, 2013

Building C, LLC
Statement of Revenues and Certain Operating Expenses
For the Six Months ended June 30, 2013
(Unaudited)

Revenues:
Revenue	$631,450
Total revenues	631,450
Certain operating expenses:
Association fees	14,179
Insurance	3,353
Management fees	36,603
Porter fees	4,064
Repairs	9,018
Security expense	547
Taxes	23,027
Utilities	12,865
Total certain operating expenses	103,656
Revenues in excess of certain operating expenses	$527,794

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Building C, LLC
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2012

Revenues:
Revenue	$1,251,592
Total revenues	1,251,592
Certain operating expenses:
Association fees	28,358
Insurance	6,773
Management fees	71,285
Repairs	25,229
Security expense	1,213
Taxes	38,177
Utilities	13,411
Total certain operating expenses	184,446
Revenues in excess of certain operating expenses	$1,067,146

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Building C, LLC
Notes to Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2013 (unaudited)
And the Year Ended December 31, 2012

1.	BUSINESS

On July 31, 2013, we acquired a three-story, 90% occupied by a mix of medical and professional tenants, 47,501 square-foot office building built in 2008 in Las Vegas, Nevada located at 8830 W. Sunset Road (the “Property”). The lease terms range from 5 to 10 years. The $15.0 million acquisition closed on July 31, 2013.  The Company financed the acquisition through the assumption of approximately $10.8 million in existing debt and the transfer of approximately 473,805 shares of the Company’s common stock to the seller at $8.775 per share.

2.	BASIS OF PRESENTATION

The statements of revenues and certain operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC"), including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenues and certain operating expenses is not intended to be a complete presentation of the Property's revenues and expenses, and certain expenses such as depreciation, amortization, and interest expense are not reflected in the statements of revenue and certain operating expenses in accordance with Rule 3-14. Consequently, the statements of revenues and certain operating expenses for the periods presented is not representative of the actual operations for the periods presented, as certain expenses which may not be in the proposed future operations of the Property have been excluded. The statement of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

The unaudited statement of revenues and certain operating expenses for the six months ended June 30, 2013 have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The unaudited statement of revenues and certain operating expenses for the six months ended June 30, 2013 is not necessarily indicative of the expected results for the entire year ended December 31, 2013.

A statement of revenues and certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors relating to the Property that would cause this financial information to not be indicative of future operating results.

3.	REVENUE

The Property leases office space to six (6) tenants under a triple net lease and one (1) under a gross lease. All leases are accounted for as non-cancelable operating leases. The Property recognizes rental revenue on a straight-line basis over the term of the lease. Rental income related to the leases is recognized on an accrual basis in accordance with the terms of the leases. The leases are leased with terms of generally five (5) to ten (10) years. Advanced receipts of rental income are deferred and classified as liabilities until earned.

4.	USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management makes significant estimates regarding revenue recognition and purchase price allocations to record investments in real estate, as applicable.

5.	REPAIRS AND MAINTENANCE

Significant improvements, renovations or betterments that extend the economic useful life of the asset are capitalized. Expenditures for repairs and maintenance are expensed to operations as incurred.

6.	SUBSEQUENT EVENTS

Subsequent to June 30, 2013 and through October 16, 2013, management did not identify any subsequent events requiring additional disclosure.

MVP REIT, Inc.
Pro Forma Financial Information

On July 31, 2013, MVP REIT, Inc. acquired Building C, LLC (“Building C”) (the “Property”). The Property has approximately 5 to 10 years. The $15.0 million acquisition was funded through the assumption of approximately $10.8 million in existing debt and the transfer of approximately 473,805 shares of the Company’s common stock to the seller at $8.775 per share.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2013, reflects the financial position of the Company as if the acquisition described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on June 30, 2013. The accompanying Unaudited Consolidated Statements of Operations for the six months ended June 30, 2013 and the period from April 3, 2012 (Inception) through December 31, 2012 present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on April 3, 2012 (Inception).

The accompanying Unaudited Pro Forma Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Consolidated Financial Statements include pro forma allocations of the purchase price for the properties discussed in the accompanying notes based upon preliminary estimates of the fair values of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

MVP REIT, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2013

	MVP REIT, Inc.	Pro Forma	Pro Forma
	June 30, 2013	Adjustments	June 30, 2013
	(A)	(B)
ASSETS
Cash	$380,000	$--	$380,000
Accounts receivable	2,000	--	2,000
Prepaid expenses	79,000	--	79,000
Interest and other receivables	2,000	--	2,000
Investment in real estate loan	2,000,000	--	2,000,000
Investments in real estate and fixed assets (C)
Land and improvements	2,444,000	11,250,000	13,694,000
Buildings and improvements	7,341,000	3,750,000	11,091,000
Fixed assets	84,000	--	84,000
	9,869,000	15,000,000	24,869,000
Accumulated depreciation	(56,000)	--	(56,000)
Total investments in real estate and fixed assets, net	9,813,000	15,000,000	24,813,000
Loan fees	69,000	--	69,000
Deposits	256,000	--	256,000
Deferred offering costs	1,034,000	--	1,034,000
Total assets	$13,635,000	$15,000,000	$28,635,000

LIABILITES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued liabilities	$210,000	$--	$210,000
Due to related parties	535,000	--	535,000
Notes payable (D)	5,723,000	10,842,000	16,565,000
Total liabilities	6,468,000	10,842,000	17,310,000

Stockholders’ equity
Non-voting, non-participating convertible stock	--	--	--
Common stock	1,000	--	1,000
Additional paid-in capital (F)	11,792,000	4,158,000	15,950,000
Accumulated deficit	(4,626,000)	--	(4,626,000)
Total stockholders’ equity	7,167,000	4,158,000	11,325,000

Total liabilities and stockholders’ equity	$13,635,000	$15,000,000	$28,635,000

See notes to pro forma consolidated financial statements.

MVP REIT, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2013

	MVP REIT	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenues:
Rental revenue	$291,000	$631,000	$922,000
Total revenues	291,000	631,000	922,000
Operating expenses:
General and administrative	1,048,000	--	1,048,000
Acquisition expense (E)	128,000	--	128,000
Acquisition expense – related party (E)	214,000	--	214,000
Operating and maintenance	100,000	104,000	204,000
Seminar expenses	904,000	--	904,000
Offering costs	1,174,000	--	1,174,000
Depreciation expense (C)	46,000	144,000	190,000
Total operating expenses	$3,614,000	$248,000	$3,862,000
Loss from operations	(3,323,000)	383,000	(2,940,000)
Interest expense (D)	23,000	355,000	378,000
Loan fees	2,000	--	2,000
Total other expenses	25,000	355,000	380,000
Net loss	$(3,348,000)	$28,000	$(3,320,000)

Basic and diluted loss per weighted average common share (F)	$(5.83)	$--	$(3.17)
Pro forma common shares outstanding, basic and diluted (F)	573,960	473,805	1,047,765

See notes to pro forma consolidated financial statements.

MVP REIT, Inc.
Pro forma Consolidated Statement of Operations for the
Period from April 3, 2012 (Inception) through December 31, 2012

	MVP REIT	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenues:
Rental revenue	$25,000	$924,000	$949,000
Total revenues	25,000	924,000	949,000
Operating expenses:
General and administrative	909,000	--	909,000
Acquisition expense (E)	227,000	--	227,000
Operating and maintenance	18,000	150,000	168,000
Depreciation expense (C)	10,000	216,000	226,000
Total operating expenses	$1,164,000	$366,000	$1,530,000
Loss from operations	(1,139,000)	558,000	(581,000)
Interest expense (D)	2,000	548,000	550,000
Net loss	$(1,141,000)	$10,000	$(1,131,000)

Basic and diluted loss per weighted average common share (F)	$(16.36)	--	$(2.08)
Pro forma common shares outstanding, basic and diluted (F)	69,750	473,805	543,555

See notes to pro forma consolidated financial statements.

MVP REIT, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

A.
Reflects the Company’s balance sheet as of June 30, 2013 and the statements of operations for the period from April 3, 2012 (Inception) through December 31, 2012 and the six months ended June 30, 2013. Please refer to the Company’s historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period from April 3, 2012 (Inception) through December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013.

B.
Figures reflect the financial position as of June 30, 2013 and the results of the operations for the period from April 1, 2012 (Inception) through December 31, 2012 and for the period from January 1, 2013 through June 30, 2013, unless otherwise noted.

C.
The figures for the Investments in real estate and fixed assets include the acquisition based on the purchase price as if the Company had acquired the Property on June 30, 2013. The depreciation expense of the buildings (over 39 years) is based on the purchase price allocation in accordance with U.S. generally accepted accounting principles, as if the Company had acquired the Property on April 3, 2012 (Inception).

D.	The notes payable balance and related interest expense is reflective of the Company's assumption of the existing property debt of $10,842,000 at an annual interest rate of 6.5%.
E.	Costs related to the acquisition of the property are excluded from the pro forma consolidated statement of operations because such costs are nonrecurring.
F.
The additional paid-in capital and weighted average shares outstanding assume the 473,805 shares of the Company's common stock issued in consideration of the acquisition were issued as of June 30, 2013 and April 3, 2012 (Inception), respectively.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Assets
Land and improvements	$11,250,000
Building and improvements	3,750,000
Total assets acquired	15,000,000
Liabilities
Note payable	10,842,000
Total liabilities assumed	10,842,000
Net assets and liabilities acquired	$4,158,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 16, 2013

MVP REIT, INC.

By: __/S/ Dustin Lewis____
        Dustin Lewis
        Chief Financial Officer